Exhibit 99.1

Copart to Acquire ACV, Expanding Position Across the Vehicle Remarketing Ecosystem

•	Combination creates a full-spectrum, digital vehicle remarketing platform spanning dealer trade-ins, wholesale remarketing, salvage disposition, and international resale

•	Provides an immediate, scaled position in the dealer-to-dealer vehicle auction channel and expanded volume with attractive commercial opportunities across the combined portfolio

•	Strengthens technology capabilities with ACV’s differentiated dealer-focused vehicle-data tools

•	Transaction expected to accelerate revenue growth and be accretive to Copart EPS in fiscal 2028 and beyond

•	Copart to host conference call at 5:30 p.m. Eastern Time today

DALLAS, TEXAS AND BUFFALO, NEW YORK, September 10, 2026 – Copart, Inc. (NASDAQ: CPRT), a global leader in online vehicle auctions, and ACV (NYSE: ACVA), a leading digital automotive marketplace and data services partner for dealers and commercial clients, today announced a definitive agreement under which Copart will acquire all outstanding shares of ACV common stock for $10.50 per share in cash, representing an implied equity value of approximately $1.9 billion. The per-share purchase price represents a premium of approximately 45% to ACV’s unaffected closing stock price on August 10, 2026 (the last trading day prior to published media reports regarding a potential transaction involving ACV) and a premium of approximately 41% to ACV’s 30-day volume-weighted average price for the period ending September 9, 2026.

The addition of ACV’s market-leading digital wholesale platform for vehicle resale creates a new growth vector for Copart, extending its reach with dealer-to-dealer wholesale remarketing and strengthening its position across the full vehicle lifecycle. Copart will leverage its global buyer network and physical infrastructure, including more than 250 locations, which will support ACV’s scalable commercial wholesale platform and national buyer and inspector network to further grow the combined company’s marketplace.

“This acquisition reflects a significant milestone in our growth strategy by creating an industry-leading end-to-end vehicle remarketing platform that is fully digital,” said Jay Adair, Chief Executive Officer of Copart. “ACV has built a differentiated, technology-driven marketplace that perfectly complements our extensive physical infrastructure and expansive buyer network. With ACV, we are uniquely positioned to drive efficiency and productivity throughout the entire automotive ecosystem, bringing greater transparency and superior economic outcomes to our customers for every vehicle, regardless of its condition. Copart has strong momentum, and this acquisition fits squarely within our growth pillars, including domestic whole-car expansion and technology-enabled services, as we continue to invest in our business on behalf of our customers.”

“ACV’s mission has been to transform the automotive industry by building the most trusted and efficient digital marketplace and data solutions for sourcing, selling, and managing used vehicles,” said George Chamoun, Chief Executive Officer of ACV. “By joining forces with Copart, we will be positioned to advance our mission, drive market expansion, and accelerate innovation with global scale. Together, we will deliver even more value to our dealer and commercial partners by offering expanded capabilities, including leveraging Copart’s nationwide footprint and a combined demand engine that ensures the right vehicle gets to the right buyer. I am deeply grateful to our team, whose tremendous work and creativity have fueled ACV’s market leadership, and we look forward to working with Jay and the Copart team in this exciting next chapter.”

Strategic and Financial Benefits

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Establishes an industry-leading, fully complete remarketing platform: The combined company will participate across the vehicle lifecycle, from dealer trade-ins and wholesale remarketing to salvage disposition and international resale. Copart and ACV together will have one of the industry’s largest vehicle condition datasets, allowing the combined company to deliver better experiences across its customer base.

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Generates significant commercial opportunities with an expanded portfolio: ACV’s complementary position in the dealer-to-dealer auction channel will create strong growth opportunities for the combined company, including cross-selling buyers and sellers and expanding transportation services and commercial vehicle operations.

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Deepens technology services and AI capabilities: ACV brings innovative dealer-focused inspection technology, condition data, and AI-powered valuation tools. These will strengthen Copart’s existing products and services to create a differentiated vehicle-data platform.

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Delivers meaningful cost synergies and accretion: The combined company expects to realize near-term cost and revenue synergies across dealer, commercial, and retail channels. The transaction is expected to be neutral on Copart’s earnings per share in the first full year of ownership and accretive in fiscal 2028 and beyond.

Transaction Details

Under the terms of the definitive merger agreement, Copart, through a subsidiary, will promptly commence a tender offer to acquire all outstanding shares of ACV common stock for $10.50 per share in cash. The consummation of the tender offer is subject to the tender of at least a majority of the outstanding shares of ACV common stock, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions. Following the successful completion of the tender offer, a subsidiary of Copart will merge with ACV, and any remaining shares of ACV common stock not tendered will be cancelled and converted into the right to receive the same $10.50 per share in cash paid in the tender offer.

Copart intends to fund the transaction through cash on hand, maintaining sufficient balance sheet flexibility to continue pursuing organic and inorganic investments. The transaction is not subject to any financing condition.

The boards of directors of both companies have unanimously approved the transaction, which is expected to close by calendar year-end 2026.

Following the close of the transaction, ACV will operate as an independent subsidiary of Copart led by ACV’s existing leadership team.

Earnings Announcement and Conference Call Details

In a separate release issued today, Copart reported its financial results for the fourth quarter and full fiscal year 2026.

Copart will host a conference call for the financial community at 5:30 p.m. Eastern Time (4:30 p.m. Central Time) today to discuss its financial results for the fourth quarter and full fiscal year 2026 and the transaction announcement. A live webcast and related presentation materials will be available on Copart’s investor relations site at https://www.copart.com/investorrelation. The webcast replay and presentation will be available following the call.

Advisors

Evercore is serving as financial advisor to Copart, Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal counsel, and FGS Global is serving as strategic communications advisor.

J.P. Morgan Securities LLC is serving as exclusive financial advisor and provided a fairness opinion to ACV, Davis Polk & Wardwell LLP is serving as legal counsel, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

About Copart

Copart, Inc., founded in 1982, is a global leader in online vehicle auctions. Copart’s innovative technology and online auction platforms connect vehicle consignors to approximately 1 million members in over 185 countries. Copart offers a comprehensive suite of vehicle remarketing services to insurance companies, financial institutions, dealers, rental car companies, charities, fleet operators, and individuals, and offers vehicles via auction to dealers, dismantlers, rebuilders, exporters, and the general public. With operations at over 250 locations in 11 countries, Copart sold more than 4 million units in the last year. Copart currently operates in the United States (Copart.com), Canada (Copart.ca), the United Kingdom (Copart.co.uk), Brazil (Copart.com.br), the Republic of Ireland (Copart.ie), Germany (Copart.de), Finland (Copart.fi), the United Arab Emirates, Oman and Bahrain (Copartmea.com), and Spain (Copart.es). For more information, or to become a Member, visit Copart.com/Register.

About ACV

ACV is on a mission to transform the automotive industry by building the most trusted and efficient digital marketplace and data solutions for sourcing, selling and managing used vehicles with transparency and comprehensive insights that were once unimaginable. ACV offerings include ACV Auctions, ACV Transportation, ACV Capital, ACV MAX, ClearCar, VIPER, and True360.

For more information about ACV, visit www.acvauto.com.

Trademark reference: ACV, the ACV logo, ClearCar, ACV Max and VIPER are registered trademarks or trademarks of ACV Auctions, Inc. or its affiliates in the United States and/or other countries. All other trademarks referenced herein are the property of their respective owners.

Contacts

Copart

Investors:

Investor Relations

investor.relations@copart.com

Media:

John Christiansen / Robin Weinberg

copart@fgsglobal.com

ACV

Investors:

Tim Fox

tfox@acvauctions.com

ICR

ACVAuctionsIR@icrinc.com

Media:

Maura Duggan

mduggan@acvauctions.com

Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

ACVA-JF@joelefrank.com

Additional Information and Where to Find It

The tender offer has not yet commenced. This document is for informational purposes only and is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any securities of ACV or any other entity, nor is it a substitute for any tender offer materials that Copart, Apple Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Copart (“Merger Sub”) or ACV will file with the U.S. Securities and Exchange Commission (“SEC”). A solicitation and an offer to buy securities of ACV will be made only pursuant to an offer to purchase and related materials that Copart and Merger Sub intend to file with the SEC. At the time the tender offer is commenced, Copart and Merger Sub will file a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC, and ACV thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

SECURITYHOLDERS AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITYHOLDERS SHOULD READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of ACV at no expense to them.

The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “Financial Resources—All SEC filings” section of Copart’s investor relations website at https://www.copart.com/content/us/en/investor-relations. The Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that ACV has filed with or furnished to the SEC will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “SEC Filings” section of ACV’s investor relations website at https://investors.acvauto.com.

Forward-Looking Statements

The contents of this press release include statements that are, or may be deemed to be, “forward-looking statements.” These forward-looking statements generally can be identified by the use of forward-looking words, such as “aim”, “anticipate”, “aspire”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “entail”, “forecast”, “future”, “goals”, “hope”, “intend”, “is designed to”, “likely”, “may”, “might”, “objective”, “plan”, “possible”, “potential”, “pursue”, “project”, “predict”, “seek”, “should”, “strategy”, “target”, “will” and other words and terms of similar meaning and expression, including in connection with any discussion of future operating or financial performance. By their nature, forward-looking statements involve risks and uncertainties and readers are cautioned that any such forward-looking statements are not guarantees of future performance.

Forward-looking statements include, without limitation, statements regarding the tender offer, the merger and other related matters; prospective performance and opportunities; post-closing operations and the outlook for the businesses of ACV and Copart, including, without limitation, the anticipated benefits, cost and revenue synergies and other opportunities of the transaction, the expected impact of the transaction on Copart’s revenue growth, the combined company’s growth profile and strategy, the expected impact to Copart’s earnings per share, and the ability of Copart to integrate ACV and to advance its business, products, technology and platform; and any assumptions underlying any of the foregoing.

Copart’s and ACV’s actual results may differ materially from those predicted by the forward-looking statements as a result of various important factors, including but not limited to, uncertainties as to the timing of the tender offer and the merger; the risk that the tender offer or the merger may not be completed in a timely manner or at all; uncertainties as to the percentage of ACV’s stockholders tendering their shares in the tender offer; the possibility that competing offers or acquisition proposals for ACV will be made; the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), including the risk that the anticipated cost and revenue synergies and other benefits of the transaction are not realized when expected or at all; risks related to the integration of ACV’s business, operations, technology and personnel; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require ACV to pay a termination fee or other expenses; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Copart’s business; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on ACV’s business, its ability to retain and hire key personnel, its ability to maintain relationships with its suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from Copart’s and ACV’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability.

A further list and description of these and other risks, uncertainties, and factors that could cause actual results to differ materially from those referred to in the forward-looking statements can be found in Copart’s SEC filings and reports, including in Copart’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as in ACV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and reports filed with the SEC. Given these risks and uncertainties, the reader is advised not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of publication of this press release. Copart undertakes no obligation to publicly update or revise the information in this press release, including any forward-looking statements, except as may be required by law.